SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
                          Exchange
              Act of 1934(Amendment No.______)

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[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


Sunburst Funds
(Name of Registrant as Specified In Its Charter)



Federated Investors
(Name of Person(s) Filing Proxy Statement)


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       transaction applies:

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[  ] Check the box if any part of the fee is offset as
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                      --PRELIMINARY COPY--

                         SUNBURST FUNDS

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  TO BE HELD DECEMBER 16, 1994


     A special meeting of the shareholders of SUNBURST FUNDS (the "Trust"), which is comprised of one investment portfolio, Sunburst Short-Intermediate Government Bond Fund (the "Fund"), will be held at the Trust's principal offices on the 19th Floor of Federated Investors Tower, Liberty Avenue at Grant Street, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. on December 16, 1994, for the following purposes:

    (1)To  approve or disapprove a new Investment  Advisory
       Contract  between  Sunburst  Bank,  Mississippi  and   the
       Trust;

    (2)To elect the Board of Trustees; and

    (3)To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Trustees have fixed November 4, 1994 as the record date for determination of shareholders entitled to vote at this special meeting.


                                      By Order of the Trustees
                                             John W. McGonigle


November 15, 1994                                    Secretary


PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID
ADDITIONAL EXPENSE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
                         SUNBURST FUNDS
                    Federated Investors Tower
               Pittsburgh, Pennsylvania 15222-3779

                         PROXY STATEMENT

      The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the December 16, 1994 special meeting of shareholders ("Special Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material is being borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, Federated Services Company (the Trust's transfer agent), or Federated Administrative Services (the Trust's administrator). In the event that a shareholder signs and returns the proxy card but does not indicate a choice as to any of the items on the proxy card, the named proxies will vote those shares in favor of such proposal(s).

      On November 4, 1994, the Trust had outstanding ________ shares of beneficial interest ("Shares"), all issued to shareholders of the Trust's only portfolio, Sunburst Short-Intermediate Government Bond Fund, with each whole Share being entitled to one vote and fractional Shares being entitled to fractional votes. Only shareholders of record at the close of business on November 4, 1994, will be entitled to notice of and to vote at the Special Meeting. A majority of the outstanding shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of Trustees will be determined on the basis of a percentage of votes cast at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Fund's Annual Report for the fiscal year ended September 30, 1994, is included in this proxy statement as Exhibit C. The Trust's executive offices are located on the 19th floor of Federated Investors Tower, Grant Street and Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about November 15, 1994.

                          INTRODUCTION

      This Special Meeting is called to approve or disapprove a new investment advisory contract between the Trust and Sunburst
Bank, Mississippi ("Sunburst") and to elect the present Board of Trustees.

     Consideration of a new investment advisory contract is being requested on account of the pending acquisition by Union Planters Corporation ("UPC") of Grenada Sunburst System Corporation
("GSSC"). According to the terms of the acquisition, it is contemplated that GSSC will merge with and into UPC, and all the subsidiaries of GSSC will become subsidiaries of UPC. The proposed new investment advisory contract between the Trust and Sunburst would take effect at the time the acquisition is completed.

      Here are some of the factors you should consider in determining whether to approve the new investment advisory contract:

    your Board of Trustees has unanimously approved the new investment advisory contract;

    no change in the Fund's investment objective or investment policies will take place;

    there will be no change in the fees payable by the Fund for advisory services; and

    the  present  Board of Trustees has been advised  that  those
    persons   currently  responsible  for  providing   investment
    advice to the Fund will continue to do so following the completion of the acquisition.

           APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
               ADVISORY CONTRACT ("NEW CONTRACT")

     Sunburst, located at 2000 Gateway, P.O. Box 947, Grenada, Mississippi 38901, serves as investment adviser to the Fund pursuant to an investment advisory contract dated October 1, 1993 (the "Present Contract"). Sunburst is a wholly-owned subsidiary of Grenada Sunburst System Corporation , a multi-bank holding company.

      GSSC announced that it had entered into a definitive Agreement and Plan of Reorganization, dated July 1, 1994, to be acquired by UPC, a bank holding company headquartered in Memphis, Tennessee (the "Acquisition"). See "Proposed Acquisition of Grenada Sunburst System Corporation." Completion of the transaction contemplated by the Acquisition will cause Sunburst to become an indirect wholly owned subsidiary of the resulting company. To the extent the Acquisition might be deemed to result in a change in ownership of Sunburst, it would automatically terminate the Present Contract in accordance with its terms as required by the 1940 Act. Thus, although Sunburst will remain the entity responsible for providing investment advisory services to the Fund following the Acquisition, approval of the New Contract by the shareholders of the Fund is being sought in order to avoid any possible issue with respect to provision of advisory services to the Fund.

     On August 25, 1994, the Trustees of the Trust, including a majority of the Trustees who are not parties to the investment advisory contract or "interested persons" (as that term is defined in the 1940 Act) of any such party (hereafter referred to as "Independent Trustees"), unanimously approved the New Contract with Sunburst and directed that it be submitted to shareholders for their approval. The terms of the New Contract are identical in all material respects to the Present Contract, except for the effective date which, in the case of the New Contract, will be the date of the completion of the Acquisition (the "Closing Date"). It is currently expected that the Closing Date will occur on or before December 31, 1994.

    Copies of the Present Contract and the New Contract appear as Exhibits A and B, respectively, to this proxy statement.

     The Present Contract was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 26, 1993 and by Federated Administrative Services, as sole shareholder of the Fund by written unanimous consent on October 27, 1993. As under the terms of the Present Contract, the New Contract provides that, subject to the direction of the Board of Trustees, Sunburst will provide investment research, advice, management and supervision of the investments of the Fund and will conduct a continuous program of investment evaluation and sale or other disposition and reinvestment of the Fund's assets. For its services, Sunburst is entitled to receive an annual investment advisory fee of .74 of 1% of the average daily net assets of the Fund.

     Both the Present Contract and the New Contract provide that the Fund shall pay all of its own expenses and its allocable share of Trust expenses. These expenses include expenses of administrative personnel and services provided to the Trust by Federated Administrative Services at an annual rate as described in the Fund's prospectus. Both the Present Contract and the New Contract provide that Sunburst may, from time to time, and for such periods as it deems appropriate, reduce its compensation by voluntarily limiting the expenses of the Fund. During the fiscal year ended September 30, 1994, Sunburst earned investment advisory fees of _____________ and waived advisory fees in the amount of ________.

     If approved by shareholders at this Special Meeting, the New Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees or by "Majority Shareholder Vote" (as defined below). The continuation of the New Contract must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Sunburst has the right, in any year, to notify the Fund in writing at least 60 days before the New Contract anniversary date, that it does not desire a renewal of the New Contract. The New Contract may be terminated by the
Trustees or a Majority Shareholder Vote at any time without penalty by giving Sunburst 60 days' written notice. The New Contract may not be assigned by Sunburst and shall terminate automatically in the event of an assignment as defined in the 1940 Act. The New Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Independent Trustees, and by a Majority Shareholder Vote.

     As does the Present Contract, the New Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Contract, Sunburst shall not be liable to the Trust or to the Fund or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

     Approval of the New Contract requires the affirmative vote of: (a) 67% or more of the shares of the Fund present at the
Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the
Fund, whichever is less ("Majority Shareholder Vote"). If the New Contract is approved by shareholders and the Acquisition is completed, the New Contract will be executed and become effective on the Closing Date. In the event the Acquisition is not completed, the Present Contract will continue in accordance with its terms. If the Acquisition is completed and the New Contract is not approved by the shareholders of the Trust, the Board of Trustees will consider what actions should be taken, including but not limited to requesting that Sunburst perform investment advisory services without cost until a new investment advisory contract is approved by the shareholders.

     There are various conditions precedent to the completion of the Acquisition including approval by the shareholders of GSSC and UPC, and approval of regulatory authorities. Shareholders of the Fund are not being asked to vote on the Acquisition.

   PROPOSED ACQUISITION OF GRENADA SUNBURST SYSTEM CORPORATION

     The terms of the Acquisition provide that upon completion of the Acquisition of GSSC with and into UPC, the outstanding shares of GSSC common stock will be automatically converted into the right to receive whole shares of UPC common stock and cash payments for fractional shares based on an exchange ratio set forth in the terms of the Acquisition, and each outstanding common share of UPC will remain outstanding.

     Completion of the Acquisition is subject to the satisfaction of certain conditions including the receipt of all necessary regulatory approvals and the approval of the shareholders of UPC and GSSC of the Acquisition. The acquisition agreement may be terminated and the Acquisition abandoned at any time prior to the Closing Date by the mutual consent of UPC and GSSC or upon the occurrence of other events specified in the acquisition agreement. Completion of the Acquisition will occur as soon as practicable after satisfaction or waiver of the applicable conditions, which the parties anticipate will occur on or before December 31, 1994.

         TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

     The New Contract was unanimously approved by the Board of Trustees of the Trust including the Independent Trustees of the Trust at a meeting held on August 25, 1994. By approving the New Contract, the Trustees have acted in what they believe to be the best interest of the shareholders of the Fund. The Trustees have received from Sunburst and reviewed such information as the Trustees believe to be relevant to the Trustees' considerations. In connection with the approval of the New Contract, the Trustees were advised by Sunburst that those persons currently responsible for management of Fund assets will have similar responsibilities to the Fund subsequent to completion of the Acquisition. The Trustees considered information relating to Sunburst and the consolidated entity that would result from the Acquisition, including present capabilities and expertise in serving as investment adviser to the Fund, as well as to other investment companies, as noted below. They also considered the nature and quality of services provided by Sunburst, the investment record of the Fund, comparative data as to the advisory fees and expenses, and such other information as the Trustees believed to be relevant. The Trustees also were advised that all mutual fund activities of the combined entities would be examined subsequent to completion of the Acquisition in order to determine whether further efficiencies can be realized.

     The Trustees are unable to predict whether changes will be recommended which would materially impact Fund operations. The Trustees also considered the fact that no changes in the compensation payable to Sunburst were proposed. After consideration of these facts, the Trustees, including the Independent Trustees, concluded that Sunburst is fully capable of performing the services contemplated by the New Contract and recommended that the New Contract be approved by the shareholders of the Fund.

    The 1940 Act provides that in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company such as the Trust, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the new investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. Although it is not clear that this provision of the 1940 Act would be applied in connection with the proposed Acquisition, the Board of Trustees of the Trust has requested and received assurances from Sunburst that no "unfair burden" will be imposed on the Trust as a result of the proposed transaction.

                   UNION PLANTERS CORPORATION

      Union Planters Corporation is a Tennessee-chartered corporation, and is registered as a bank holding company and a savings and loan holding company. Headquartered in Memphis, Tennessee, UPC is the third largest bank headquartered in
Tennessee   and  operates  233  banking  offices  in   Tennessee,
Mississippi, Alabama, Arkansas, and Kentucky. UPC had total assets of approximately $6.7 billion as of June 30, 1994.

     Union Planters National Bank, a wholly owned subsidiary of UPC, acts as investment adviser to The Planters Funds, which is comprised of one mutual fund, Tennessee Tax-Free Bond Fund which has an advisory fee of 0.75% and its approximate net assets (in millions), as of September 30, 1994 are $____.

    The principal executive officers and directors of UPC are:

Name                Position with UPC   Principal Occupation

Benjamin W. Rawlins, Jr.                Chairman,    CEO,     and
                                        Director   Chairman   and
                                        CEO,    Union    Planters
                                        National Bank

Jackson W. Moore    President, COO, and Director

James A. Gurley     Executive Vice President

John W. Parker      Executive Vice President
                    and Chief Financial Officer

M. Kirk Walters     Senior Vice President,
                    Treasurer, and Chief
                    Accounting Officer

J. F. Springfield   Executive Vice President,
                    Secretary, and General Counsel

Albert M. Austin    Director            Chairman, Cannon,  Austin
                                        and Cannon, Inc.

Marvin  E. Bruce    Director            Retired, TBC Corporation

George W. Bryan     Director            Senior   Vice  President,
                                        Sara Lee Corporation

Robert B. Colbert, Jr.                  Director         Retired,
                                        Signal Apparel Co., Inc.

C. J. Lowrance, III Director            President,       Lowrance
                                        Brothers & Co., Inc.

Stanley D. Overton  Director            Vice    Chairman,   Union
                                        Planters National Bank

Dr. V. Lane Rawlins Director            President, Memphis  State
                                        University

Mike P. Sturdivant  Director            President, Duc  West  Gin
                                        Co., Inc.

Richard A. Trippeer, Jr.                Director       President,
                                        R.A. Trippeer, Inc.


        GRENADA SUNBURST SYSTEM CORPORATION AND SUNBURST

     Sunburst Bank, Mississippi, is a wholly-owned subsidiary of Grenada Sunburst System Corporation, a multi-bank holding company, both of which are headquartered in Grenada, Mississippi. Sunburst is a Mississippi banking corporation chartered under the laws of Mississippi. GSSC is a corporation chartered under the laws of Delaware, is a registered bank holding company, and is engaged in banking and financial service activities through its major operating areas, which, in addition to Sunburst Bank, Mississippi, include Sunburst Bank, Louisiana; Sunburst Mortgage Corporation; Sunburst Financial Group, Inc., a registered broker-dealer and investment adviser; Sunburst Trust, which provides asset and investment management; and Rapid Finance, a small loan company. GSSC provides a full range of banking, financial and trust services to individuals and small and commercial businesses through its subsidiaries operating in 122 locations in 58 communities throughout the state of Mississippi and in Baton Rouge, Louisiana. GSSC and its affiliates have been the banking and financial services business for over 100 years, with approximately $2.5 billion in total assets as of September 30, 1994. The adviser has not previously served as an investment adviser to a registered investment company.

     The principal executive officers and directors of Sunburst are:

                    Position with
Name                Sunburst             Principal Occupation

James T. Boone      President,
                    Chief
                    Executive
                    Officer and
                    Director

Daniel L. Holland   Executive Vice
                    President

James A. Baker      Executive Vice
                    President

J. Daniel Garrick, III   Senior
                    Executive Vice
                    President

Don W. Ayres        Senior Executive
                    Vice President

Jerry A. Pegg       Executive Vice
                    President

James L. Brown      Regional
                    Executive

Thomas H. Carroll, Jr.   Regional
                    Executive

E. Jackson Garner   Regional
                    Executive

Todd Mixon          Regional
                    Executive

Frank W. Smith      Senior Executive
                    Vice President

L.P. Bays           Director            Retired

R.E. Beck           Director            Chairman  of  the  Board,
                                        Sunburst            Bank,
                                        Mississippi

Charles W. Capps, Jr.                   Director       President,
                                        Capps Insurance

Rev. Merlin Dean Conoway                Director         District
                                        Superintendent,
                                        Starkville       District
                                        United Methodist Church

Jack deMange        Director            Retired

C.D. Denton         Director            President,  Denton   Co.,
                                        Inc.;   President,  Cedar
                                        Ridge  Dairy;  President,
                                        David    Inc.;   Partner,
                                        Denton Brothers

W. H. Frazer, Jr.   Director            Retired        President,
                                        Sunburst Bank, Clarksdale

E. Jack Garner      Director            President    and     CEO,
                                        Sunburst Bank, Jackson

Dr. George Marion Harmon                Director       President,
                                        Millsaps College

R. Harvey Henderson, Sr.                Director  Attorney

Julian E. Johnson, Jr.                  Director       President,
                                        Johnson Independent  Co.,
                                        Inc.

Dorris H. Jones     Director            Retired   Owner,    Jones
                                        Men's Wear

Burrell O. McGee    Director            President, Sunburst Bank,
                                        Leland

Robert C. McNeel    Director            Investments

G.M. Moore          Director            Retired Chairman  of  the
                                        Board, Sunburst Bank

W.A. Percy, II      Director            Manager,    Trail    Lake
                                        Enterprises

David E. Pryor      Director            President,          Pryor
                                        Implement Co., Inc.

J.H. Sherard, IV    Director            Manager and Partner, John
                                        H. Sherard & Son

Ray K. Smith        Director            Chairman of the Executive
                                        Committee, Sunburst Bank,
                                        Mississippi;      Retired
                                        President,        Grenada
                                        Sunburst           System
                                        Corporation

Thomas Maury Thames, Jr.                Director       President,
                                        Reeder, Street, & Thomas,
                                        Inc.

Katherine H. Whitaker                   Director     Owner    and
                                        Manager,         Whitaker
                                        Furniture Company

F. Kent Wyatt       Director            President,  Delta   State
                                        University


                     PORTFOLIO TRANSACTIONS

      All portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Subject to review by the Board of Trustees, the investment adviser makes decisions on and selects brokers or dealers for portfolio transactions based on their ability to promptly execute purchase and sale orders at a favorable price. The Board of Trustees periodically reviews and monitors the investment adviser's performance. The purchase of portfolio instruments from and their sale to dealers are executed with recognized dealers in these portfolio instruments except when a better execution and price can be obtained elsewhere.

     The investment adviser may select brokers and dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services. These services may be furnished either directly to the Trust, to the investment adviser, to advisers who are affiliates of the investment adviser or to accounts advised by those companies. Such services may be useful to Sunburst in serving both the Fund and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Sunburst in carrying out its obligations to the Fund.

      The investment adviser, in selecting brokers or dealers to execute portfolio transactions, exercises reasonable business judgment and determines in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of the investment adviser and its affiliated companies with respect to the Trust itself and the other accounts to which they render investment advice. As a practical matter, the benefits inuring to these companies or accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which the investment adviser might otherwise have paid, it would, of course, tend to reduce its expenses. The same is true of services furnished to the Trust and in turn made available by the Trust to the investment adviser or its affiliates. The investment adviser does not lower its fee as a consequence of receiving such services.

      During the fiscal year ended September 30, 1994, the Fund paid $______ as commissions on brokerage transactions.

    THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
        THAT THE SHAREHOLDERS APPROVE THE NEW INVESTMENT
                        ADVISORY CONTRACT


                      ELECTION OF TRUSTEES

     At the Special Meeting, votes will be taken on the election of the following persons as Trustees of the Trust to hold office until the election and qualification of their successors. All of the nominees are presently serving as Trustees. All nominees have served in that capacity continuously since July 12, 1993, the date the Trust was created. All nominees have consented to serve if elected. Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting.

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign;
(b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding Shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees may fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

                       Principal Occupations
                      during the past five years,
     Name             Affiliations and Address            Age

John F. Donahue@*    Chairman and Trustee, Federated        70
Chairman and Trustee Investors, Federated Advisers, Federated
                     Management,  and  Federated
                     Research;   Chairman    and
                     Director,         Federated
                     Research  Corp.;  Chairman,
                     Passport  Research,   Ltd.;
                     Director,  AEtna  Life  and
                     Casualty   Company;   Chief
                     Executive    Officer    and
                     Director,    Trustee,    or
                     Managing  General   Partner
                     of  the Funds.  Mr. Donahue
                     is   the   father   of   J.
                     Christopher  Donahue,  Vice
                     President  of  the   Trust.
                     Federated Investors  Tower,
                     Pittsburgh, PA.

Edward C. Gonzales*  Vice President, Treasurer, and Trustee, 64
President,   Treasurer,                Federated  Investors;   Vice
President and
Trustee              Treasurer, Federated Advisers, Federated
                     Management,       Federated
                     Research,         Federated
                     Research     Corp.,     and
                     Passport  Research,   Ltd.;
                     Executive  Vice  President,
                     Treasurer,  and   Director,
                     Federated        Securities
                     Corp.;  Trustee,  Federated
                     Services    Company     and
                     Federated       Shareholder
                     Services;         Chairman,
                     Treasurer,   and   Trustee,
                     Federated    Administrative
                     Services;    Trustee     or
                     Director  of  some  of  the
                     Funds;  Vice President  and
                     Treasurer  of  the   Funds.
                     Federated Investors  Tower,
                     Pittsburgh, PA.

John T. Conroy, Jr.  President, Investment Properties       57
Trustee               Corporation;  Senior  Vice-
President,
                     John     R.    Wood     and
                     Associates,           Inc.,
                     Realtors;        President,
                     Northgate           Village
                     Development    Corporation;
                     Partner   or   Trustee   in
                     private     real     estate
                     ventures    in    Southwest
                     Florida;          Director,
                     Trustee,     or    Managing
                     General  Partner   of   the
                     Funds;            formerly,
                     President, Naples  Property
                     Management, Inc.   Wood/IPC
                     Commercial      Department,
                     John     R.    Wood     and
                     Associates,           Inc.,
                     Realtors,   3255    Tamiami
                     Trail North, Naples, FL.

William J. Copeland  Director and Member of the Executive            76
Trustee              Committee, Michael Baker, Inc.;
                     Director,    Trustee,    or
                     Managing  General   Partner
                     of   the  Funds;  formerly,
                     Vice      Chairman      and
                     Director,  PNC Bank,  N.A.,
                     and   PNC  Bank  Corp.  and
                     Director, Ryan Homes,  Inc.
                     One  PNC Plaza-23rd  Floor,
                     Pittsburgh, PA.

James E. Dowd        Attorney-at-law; Director, The Emerging          72
Trustee              Germany Fund, Inc.; Director, Trustee, or
                     Managing  General   Partner
                     of   the  Funds;  formerly,
                     Director,  Blue  Cross   of
                     Massachusetts,  Inc.    571
                     Hayward     Mill      Road,
                     Concord, MA.

Lawrence  D. Ellis, M.D.  Hematologist, Oncologist, and Internist,     62
Trustee              Presbyterian and Montefiore Hospitals;
                     Professor  of Medicine  and
                     Trustee,   University    of
                     Pittsburgh;   Director   of
                     Corporate           Health,
                     University   of  Pittsburgh
                     Medical  Center;  Director,
                     Trustee,     or    Managing
                     General  Partner   of   the
                     Funds.   3471 Fifth Avenue,
                     Suite   1111,   Pittsburgh,
                     PA.

Edward L. Flaherty, Jr.@    Attorney-at-law; Partner, Meyer and         70
Trustee              Flaherty; Director, Eat'N Park Restaurants,
                     Inc.,      and      Statewide
                     Settlement   Agency,    Inc.;
                     Director,     Trustee,     or
                     Managing  General Partner  of
                     the      Funds;     formerly,
                     Counsel,  Horizon  Financial,
                     F.A.,  Western Region.   5916
                     Penn Mall, Pittsburgh, PA.

Peter E. Madden      Consultant; State Representative,      52
Trustee              Commonwealth of Massachusetts;
                     Director,    Trustee,    or
                     Managing  General   Partner
                     of   the  Funds;  formerly,
                     President,   State   Street
                     Bank and Trust Company  and
                     State     Street     Boston
                     Corporation  and   Trustee,
                     Lahey   Clinic  Foundation,
                     Inc.   225 Franklin Street,
                     Boston, MA.

Gregor F. Meyer      Attorney-at-law; Partner, Meyer and    68
Trustee              Flaherty; Chairman, Meritcare, Inc.;
                     Director,     Eat'N     Park
                     Restaurants,           Inc.;
                     Director,    Trustee,     or
                     Managing General Partner  of
                     the  Funds;  formerly,  Vice
                     Chairman,            Horizon
                     Financial, F.A.   5916  Penn
                     Mall, Pittsburgh, PA.

Wesley W. Posvar     Professor, Foreign Policy and Management         69
Trustee              Consultant; Trustee, Carnegie Endowment
                     for   International   Peace,
                     RAND   Corporation,   OnLine
                     Computer   Library   Center,
                     Inc.,    and   U.S.    Space
                     Foundation;        Chairman,
                     Czecho   Slovak   Management
                     Center;  Director,  Trustee,
                     or  Managing General Partner
                     of   the   Funds;  President
                     Emeritus,   University    of
                     Pittsburgh;        formerly,
                     Chairman, National  Advisory
                     Council   for  Environmental
                     Policy    and    Technology.
                     1202  Cathedral of Learning,
                     University   of  Pittsburgh,
                     Pittsburgh, PA.

Marjorie P. Smuts    Public relations/marketing consultant;           59
Trustee                Director,   Trustee,    or
                     Managing General
                     Partner of the Funds.   4905
                     Bayard  Street,  Pittsburgh,
                     PA.


* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

@ Member  of  the  Trust's  Executive Committee.   The  Executive
  Committee    of   the   Board   of   Trustees    handles    the
  responsibilities of the Board of Trustees between meetings of the Board.

      "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Cash Management Trust; Automated Government Money Trust; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; The Medalist Funds: Money Market
Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; New York Municipal Cash Trust; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; Portage Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; World Investment Series, Inc.

      If any nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Executive Committee of the Board of Trustees. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the Trustees who are not interested persons of the Trust. The Board of Trustees has no reason to believe that any nominee will become unavailable for election as a Trustee.

      During the fiscal year ended September 30, 1994, there were 4 meetings of the Board of Trustees. The Trustees who are not interested persons of the Trust as a group received fees totaling _____. The interested Trustees do not receive fees from the Trust. All Trustees were reimbursed for expenses for attendance at the meeting.

      Other than its Executive Committee, which handles the Board's responsibilities between meetings of the Board, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

      Messrs. Flaherty, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended September 30, 1994, there were 4 meetings of the Audit Committee. All of the members of the Audit Committee were present at the meetings. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

      The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and ages (in parentheses) of the executive officers of the Trust who are not listed above under "Election of Trustees" and their principal occupations during the last five years are as follows: J.
Christopher Donahue (45), Vice President of the Trust; is President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust. Richard B. Fisher (71), Vice President of the Trust is Executive Vice President and Trustee, Federated Investors; Director, Federated Research Corp.; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds. John W. McGonigle (56), Vice President and Secretary of the Trust; is Vice President,
Secretary, General Counsel, and Trustee, Federated Investors; Vice President, Secretary, and Trustee, Federated Advisers, Federated Management, and Federated Research; Vice President and Secretary, Federated Research Corp. and Passport Research, Ltd.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; Secretary and Trustee, Federated Shareholder Services; Executive Vice President and Director, Federated Securities Corp.; Vice President and Secretary of the Funds. Margaret P. Tessaro (47), Vice President and Assistant Treasurer of the Trust; is Vice President, Federated Administrative Services and Vice President and Assistant Treasurer of some of the Funds; formerly, Vice President and Director, Marketing Communications, Federated Investors. Each of these executive officers has been an officer of the Trust since July 12, 1993.

      Officers and Trustees own less than 1% of the Fund's outstanding shares.

       Federated   Administrative   Services   is   the   Trust's
administrator.   For  the fiscal year ended September  30,  1994,
administrative fees were $____ .

      Federated Securities Corp., the principal underwriter for the Trust, and Federated Administrative Services are both wholly-owned subsidiaries of Federated Investors. Their address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

    THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS
     THAT THE SHAREHOLDERS APPROVE THE ELECTION OF TRUSTEES


                       FEDERATED INVESTORS

     The following officers and Trustees of Federated Investors are also executive officers of the Trust. All of the Class A Shares (Voting) of Federated Investors are owned by a trust, the trustees of which are: John F. Donahue, Chairman, Chief Executive Officer and Trustee of Federated Investors, Rhodora J. Donahue, wife of John F. Donahue, and J. Christopher Donahue, son of John F. Donahue and President, Chief Operating Officer and Trustee of Federated Investors.* Officers and Trustees of the Trust who own Class B Shares (Non-Voting), their positions with Federated Investors, and the number of Class B Shares beneficially owned by such persons (in parentheses) are: John F. Donahue*, Trustee and President (1,961,242); Edward C. Gonzales, Trustee, Vice President, and Treasurer (400,000); J. Christopher Donahue*, Trustee and Vice President (711,020); John W. McGonigle*, Trustee, Vice President, General Counsel, and Secretary (1,000,000); and Richard B. Fisher*, Trustee and Executive Vice President (375,000).

     * The number of shares indicated may include shares held jointly with spouses or other family members, shares held by family-owned partnerships or other business organizations, shares held by spouses and other family members and/or shares held in trust for one or more family members. The listed individuals disclaim beneficial ownership of shares held by spouses, other family members and trusts, and by family-owned partnerships or other business organizations to the extent not owned by them.


                      INDEPENDENT AUDITORS

      Representatives of KPMG Peat Marwick, the independent auditors for the Trust, are not expected to be present at the Special Meeting, but, if in attendance, they will be given the opportunity to make a statement if they so desire and will otherwise be available should any matter arise requiring their presence.


  OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

      If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. There are no dissenters rights for shareholders voting against the proposed amendments.

      The following is a list of shareholders who, to the best knowledge of the Trust, are the beneficial owners of more than 5% of the outstanding Shares of the Trust as of November 4, 1994:

                        [to be inserted]

      If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                         By Order of the Trustees

                                                John W. McGonigle
                                                        Secretary


November 15, 1994

                                   ("PRESENT CONTRACT")  EXHIBIT A


                         SUNBURST FUNDS
                  INVESTMENT ADVISORY CONTRACT

   This Contract is made this 1st day of October, 1993, between Sunburst Bank, Mississippi, a state-chartered bank, its principal place of business in Grenada, Mississippi (the "Adviser"), and Sunburst Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

    WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company
    Act of 1940 and is registered as such with the Securities and Exchange Commission; and

    WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

    NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

   1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

   2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

   3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and shares ("Shares") of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

   4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

   5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

   6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

   7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

   8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

   9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

   10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

   11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

   12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

   13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

    14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

   15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

   16. The parties hereto acknowledge that Grenada Sunburst System Corporation has reserved the right to grant the non-exclusive use of the name "Sunburst" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Sunburst." The name "Sunburst" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Grenada Sunburst System Corporation and the Trust.

                            EXHIBIT A
                             to the
                  Investment Advisory Contract

        Sunburst Short-Intermediate Government Bond Fund

   For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .74 of 1% of the average daily net assets of the Fund.

   The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .74 of 1% applied to the daily net assets of the Fund.

   The advisory fee so accrued shall be paid to Adviser daily.


   Witness the due execution hereof this 1st day of October, 1993.

Attest:                          SUNBURST BANK, MISSISSIPPI


/s/ Jerry A. Pegg           By: /s/ Frank W. Smith
               Secretary                     Vice President


Attest:                                      SUNBURST FUNDS


/s/ John W. McGonigle       By: /s/ J. C. Donahue
               Secretary                     Vice President


                                       ("NEW CONTRACT")  EXHIBIT B


                         SUNBURST FUNDS
                             FORM OF
                  INVESTMENT ADVISORY CONTRACT

   This Contract is made this 1st day of January, 1995, between Sunburst Bank, Mississippi, a state-chartered bank having its principal place of business in Grenada, Mississippi (the
"Adviser"), and Sunburst Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

    WHEREAS the Trust is an open-end management investment company as that term is defined in the Investment Company
    Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

    WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

    NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

   1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust which executes an exhibit to this Contract, and Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

   2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

   3. Each Fund shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust, the Funds, and Shares of the Funds under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. Each Fund will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

   4. Each of the Funds shall pay to Adviser, for all services rendered to each Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

   5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

   6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

   7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

   8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

   9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, Trust, or Trusts at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

   10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

   11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

   12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Adviser to produce sales literature for the Trust (or any Fund). The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

   13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

   14. The parties hereto acknowledge that Grenada Sunburst System Corporation, has reserved the right to grant the non-exclusive use of the name "Sunburst" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust and one or more of the Funds the use of the name "Sunburst." The name "Sunburst" will continue to be used by the Trust and each Fund so long as such use is mutually agreeable to Sunburst Bank, Mississippi and the Trust.

   15. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

   16. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.
                            EXHIBIT A
                             to the
                  Investment Advisory Contract

        Sunburst Short-Intermediate Government Bond Fund

   For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.74 of 1% of the average daily net assets of the Fund.

   The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.74 of 1% applied to the daily net assets of the Fund.

   The advisory fee so accrued shall be paid to Adviser monthly.

   Witness the due execution hereof this 1st day of January, 1995.



Attest:                           Sunburst Bank, Mississippi




                                   By:
                 Secretary              Executive Vice President



Attest:                            Sunburst Funds



                                   By:
       Assistant Secretary                        Vice President

                                                         EXHIBIT C

                    PORTFOLIO OF INVESTMENTS
                               AND
                      FINANCIAL STATEMENTS


SUNBURST FUNDS
SUNBURST SHORT-INTERMEDIATE GOVERNMENT BOND FUND
SPECIAL MEETING OF SHAREHOLDERS DECEMBER 16, 1994

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of SUNBURST SHORT-INTERMEDIATE GOVERNMENT BOND FUND, an investment portfolio of SUNBURST FUNDS, hereby appoint Patricia L. Godlewski, Patricia F. Conner, Scott Tretter, Suzanne W. Land and Victor R. Siclari, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of SUNBURST SHORT-INTERMEDIATE GOVERNMENT BOND FUND, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on December 16, 1994, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

    (1)     To approve or disapprove a new Investment Advisory
       Contract between Sunburst Bank, Mississippi and the
       Trust;

    (2)To elect the Board of Trustees; and

    (3)To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the Shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. The appproval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED
ENVELOPE AND RETAIN THE TOP PORTION.  PLACE THE BALLOT SO THAT
THE RETURN ADDRESS, LOCATED ON THE REVERSE SIDE OF THE MAIL-IN-
STUB, APPEARS THROUGH THE WINDOW OF THE ENVELOPE.

SUNBURST SHORT-INTERMEDIATE
GOVERNMENT BOND FUND

RECORD DATE SHARES                  PROXY VOTING MAIL-IN STUB

Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such.
If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties must sign.

                                PROPOSAL 1:

                                FOR ____   AGAINST ____  ABSTAIN ____

                                PROPOSAL 2:  ELECTION OF TRUSTEES.
                                      To withhold authority to
                                vote for a nominee, strike a
                                line through the nominee's name
                                below:

                             ____  FOR all nominees listed below
                             ____  Vote withheld for all nominees listed below
                             ____ FOR all nominees listed below (except as marked to the contrary below)

                            John F. Donahue          John T. Conroy, Jr.
                            William J. Copeland      James E. Dowd
                            Lawrence D. Ellis, M.D.  Edward L. Flaherty, Jr.
                            Edward C. Gonzales       Peter E. Madden
                            Gregor F. Meyer          Wesley W. Posvar
                            Marjorie P. Smuts

Dated: _______________, 19__

___________________________
___________________________
Signature(s) of Shareholders(s)